Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Juanming Fang, the Chief Executive Officer,
Director, Principal Financial Officer and Principal Accounting
Officer of Emo Capital Corp. (the "Company") hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to his
or her knowledge, the Annual Report on Form 10-Q for the
quarter ended April 30, 2012, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of
1934, as amended, and that the information contained in the
Annual Report on Form 10-Q, as amended, fairly presents in
all material respects the financial condition and results of operations of the Company.

Date: June 14, 2012

/s/ _Juanming Fang__
Juanming Fang
Chief Executive Officer
Director
Principal Accounting Officer
Principal Financial Officer